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Exhibit 3.1

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF VIRTUALDONORS.COM, INC.,
a Delaware corporation

        VirtualDonors.com, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

        1.     The name of the corporation is VirtualDonors.com, Inc. The corporation was incorporated under the name 2Debate.com, Inc. The date of the corporation filed its original Certificate of Incorporation with the Secretary of State was February 8, 2000.

        2.     This Amended and Restated Certificate of Incorporation restates and amends the provisions of the Certificate of Incorporation of this corporation as heretofore in effect and was duly adopted by the corporation's Board of Directors in accordance with Section 242 and 245 of the General Corporation Law of the State of Delaware.

        3.     The text of the Certificate of Incorporation as amended or supplemented heretofore is further amended hereby, and is hereby restated to read as herein set forth in full:

ARTICLE I

        The name of this corporation is VirtualDonors.com, Inc.

ARTICLE II

        The address of this corporation's registered office in the State of Delaware is 9 East Loockerman City of Dover Street, City of Dover, Delaware 19901, Kent County. The name of its registered agent at such address is National Registered Agents, Inc.

ARTICLE III

        The purpose of this corporation is to engage in any lawful act or activity for which a corporation may now or hereafter be organized under the General Corporation Law of the State of Delaware.

ARTICLE IV

A.    Classes of Stock.    This corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the corporation is authorized to issue is Eighty Million (80,000,000) shares. Sixty Million (60,000,000) shares shall be Common Stock, $0.001 par value per share. Twenty Million (20,000,000) shares shall be Preferred Stock, $0.001 par value per share.

        The Preferred Stock authorized by this Amended and Restated Certificate of Incorporation may be issued in one or more series. The Board of Directors of this corporation is authorized to determine, alter or eliminate any or all of the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, and to fix, alter, or reduce the number of shares comprising any such series (but not below the number of such shares then outstanding) and the designation thereof, or any of them, and to provide for rights and terms of redemption or conversion of the shares of any such series.

        The first series of Preferred Stock shall be designated "Series A Preferred Stock" and shall consist of Three Million (3,000,000) shares.

B.    Rights, Preferences and Restrictions of Preferred Stock.    The rights, preferences, restrictions and other matters relating to the Series A Preferred Stock are as follows:

        1.    Dividend Provisions.

          (a)   The holders of shares of Series A Preferred Stock shall be entitled to receive dividends, out of any assets legally available therefor, prior to the declaration or payment of any dividend on the Common Stock of this corporation, at the rate of $0.08 per annum. Such dividends shall be payable only when, as and if declared by the Board of Directors and shall not be cumulative.

          (b)   In the event this corporation shall declare a distribution or dividend payable in securities of this corporation or of other persons, evidences of indebtedness issued by this corporation or other persons, or assets (excluding cash dividends), then, in each case the holders of the Series A Preferred Stock and Common Stock shall be entitled to a proportionate share of any such distribution as though all such holders were the holders of the number of shares of Common Stock of this corporation held by such holder or into which their respective shares of Series A Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of this corporation entitled to receive such distribution.

          (c)   Dividends shall be paid by forwarding a check, postage prepaid, to the address of each holder (or, in the case of joint holders, to the address of any such holder) of Common Stock and Series A Preferred Stock on which such dividend is declared, as shown on the books of the corporation, or to such other address as such holder specifies for such purpose by written notice to the corporation.

        2.    Liquidation Preference.

          (a)   In the event of any liquidation, dissolution or winding up of this corporation, either voluntary or involuntary, and subject to any prior rights of any other series of Preferred Stock then in effect, the holders of Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of this corporation to the holders of Common Stock by reason of their ownership thereof, an amount per share equal to the sum of (i) $1.00 for each outstanding share of Series A Preferred Stock (subject to appropriate adjustments for stock splits, combinations or other recapitalizations and hereinafter referred to as the "Original Series A Issue Price") and (ii) an amount equal to declared but unpaid dividends on such share.

          If upon the occurrence of such event, the assets and funds available for distribution among the holders of the Series A Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then, the entire assets and funds of the corporation legally available for distribution shall be distributed ratably among the holders of Series A Preferred Stock all in proportion to such full preferential amount that would otherwise be paid to each such holder.

          (b)   After the distributions described in subsection (a) above have been paid, the remaining assets of this corporation available for distribution to stockholders shall be distributed ratably among the holders of Common Stock or other junior stock.

          (c)   Each holder of Series A Preferred Stock and Common Stock shall be deemed to have consented to distributions made by this corporation in connection with the repurchase of shares of Common Stock issued to or held by officers, directors or employees of, or consultants to, the corporation upon termination of their employment or services or pursuant to agreements (whether now existing or hereafter entered into) providing for the right of said repurchase between this corporation and such persons.

          (d)   Whenever the distribution provided for in this Section B.2 shall be payable in securities or property other than cash, the value of such distribution shall be the fair market value of such securities or other property as determined by the Board of Directors in the good faith exercise of its reasonable business judgment.

        3.    Conversion.    The holders of the Series A Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

          (a)    Right to Convert.

              (i)  Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of this corporation or any transfer agent for the Series A Preferred Stock, into such number of fully paid nonassessable shares of Common Stock as is determined by dividing, the Original Series A Issue Price by the Conversion Price, determined as hereinafter provided, in effect at the time of conversion. The "Conversion Price" for Series A Preferred Stock shall initially be $1.00 and shall be adjusted as set forth below.

             (ii)  Each share of Series A Preferred Stock shall automatically be converted into shares of Common Stock at the then effective Conversion Price immediately upon the earlier of (A) the consummation of the corporation's sale of its Common Stock in a firm commitment underwriting pursuant to a registration statement under the Securities Act of 1933, as amended (the "Securities Act") which results in an aggregate price to the public of at least $7,500,000 or (B) the date upon which the corporation obtains the consent of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock.

          (b)    Mechanics of Conversion.    Before any holder of Series A Preferred Stock shall be entitled to convert the same into shares of Common Stock, he, she or it shall surrender the certificate or certificates therefor, duly endorsed, at the office of this corporation or of any transfer agent for such stock, and shall give written notice by mail, postage prepaid, to this corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. This corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offer of securities registered pursuant to the Securities Act, the conversion may, at the option of any holder tendering Series A Preferred Stock for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock issuable upon such conversion of the Series A Preferred Stock shall not be deemed to have converted such Series A Preferred Stock until immediately prior to the closing of such sale of securities. In the event of an underwritten offer of securities registered pursuant to the Securities Act, the failure of any stockholder of the Series A Preferred Stock to surrender certificates evidencing said shares of Series A Preferred Stock shall not in any way affect the conversion of the Series A Preferred Stock to Common Stock.

          (c)    Conversion Adjustments of Series A Preferred Stock.    The Conversion Price of the Series A Preferred Stock shall be subject to appropriate and proportionate adjustments from time to time as follows:

              (i)  In the event the outstanding shares of Common Stock shall be subdivided or combined, by reclassification or otherwise, into a greater or lesser number of shares of

    Common Stock, the Conversion Price of the Series A Preferred Stock in effect immediately prior to such subdivision or combination shall, concurrently with the effectiveness of such subdivision, combination or consolidation, be proportionately adjusted.

             (ii)  In the event of a distribution or a stock dividend on the then outstanding shares of Common Stock, the Conversion Price of the Series A Preferred Stock in effect immediately prior to the declaration of such distribution shall, concurrently with the effectiveness of such distribution be proportionately adjusted.

            (iii)  In case of, and as a condition to, any capital reorganization of, or any reclassification of the capital stock of this corporation (other than a subdivision or combination provided for elsewhere in this Section 3) or in the case of, and as a condition to, the consolidation or merger of this corporation with or into another corporation (other than a merger which does not result in any reclassification of outstanding shares of Common Stock), each share of outstanding Series A Preferred Stock shall be convertible into the number of shares of stock or other securities or property receivable upon such reorganization, reclassification, consolidation or merger by a holder of the number of shares of Common Stock of this corporation into which such shares of Series A Preferred Stock was convertible immediately prior to such reorganization, reclassification, consolidation or merger.

          (d)    No Fractional Shares.    No fractional shares shall be issued upon conversion of the Series A Preferred Stock and the number of shares of Common Stock to be issued shall be rounded down to the nearest whole share.

          (e)    Notices of Record Date.    In the event of any taking by this corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, or to receive any other rights, this corporation shall mail to each holder of Series A Preferred Stock at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

          (f)    Reservation of Stock Issuable Upon Conversion.    This corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series A Preferred Stock in addition to such other remedies as shall be available to the holder of such Preferred Stock, this corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

          (g)    Notices.    Any notice required by the provisions of this Section 3 to be given to the holders of shares of Series A Preferred Stock shall be deemed given when deposited in the United States mail, postage prepaid, and addressed to each holder of record at his/her address appearing on the books of this corporation.

        4.    Voting Rights.    The holder of each share of Series A Preferred Stock shall have the right to one vote for each share of Common Stock into which such Preferred Stock could then be converted (with any fractional share determined on an aggregate conversion basis being rounded to the nearest whole share), and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provisions hereof, to notice of any stockholders' meeting in accordance with the By-Laws of this corporation, and shall be entitled to vote, together as a single class with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote.

        5.    Redemption.    The shares of Series A Preferred Stock are not redeemable.

C.    Common Stock.

        1.    Dividend Rights.    Subject to the prior rights of holders of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive dividends out of any assets legally available therefor. Such dividends shall be payable only when, as, and if declared by the Board of Directors and shall not be cumulative.

        2.    Liquidation Rights.    Upon the liquidation, dissolution or winding up of the corporation, the assets of this corporation shall be distributed as provided in this Article IV(B)2 hereof.

        3.    Voting Rights.    The holder of each share of Common Stock shall have the right to one vote, and shall be entitled to notice of any stockholders' meeting in accordance with the By-laws of this corporation, and shall be entitled to vote upon such matters and in such manner as may be provided by law.

ARTICLE V

        A.    Exculpation.    A director of this corporation shall not be personally liable to this corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to this corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived any improper personal benefit. If the General Corporation Law of the State of Delaware is hereafter amended to further reduce or to authorize, with the approval of this corporation's stockholders, further reductions in the liability of this corporation's directors for breach of fiduciary duty, then a director of this corporation shall not be liable for any such breach to the fullest extent permitted by the General Corporation Law of the State of Delaware as so amended.

        B.    Indemnification.    This corporation shall, to the fullest extent permitted by the General Corporation Law of the State of Delaware, as it may be amended and supplemented from time to time, indemnify any and all persons whom it shall have power to indemnify under such law against any expenses, liabilities, or other matters referred to in or covered by the General Corporation Law of the State of Delaware. The indemnification provided for herein shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any By-Law, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in their official capacities and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

        C.    Effect of Repeal or Modification.    Any repeal or modification of the foregoing provisions of this Article V shall not adversely affect any right or protection of a director, officer, agent or other person existing at the time of or increase the liability of any director of this corporation with respect to any acts or omissions of such director occurring prior to, such repeal or modification.

ARTICLE VI

        This corporation shall have a perpetual existence.

ARTICLE VII

        This corporation reserves the right to repeal, alter, amend or rescind any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation.

ARTICLE VIII

        This corporation shall not be subject to the provisions of Section 203 of the General Corporation Law of the State of Delaware.

ARTICLE IX

        The Board of Directors shall have the power to adopt, amend or repeal the By-Laws of this corporation subject to the right of the stockholders of this corporation to adopt, amend or repeal any By-Law.

        IN WITNESS WHEREOF, the undersigned has signed this Amended and Restated Certificate of Incorporation as of this 24th day of May, 2000.

/s/ ALLEN B. GRUBER Allen B. Gruber, President

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
VIRTUALDONORS.COM, INC.

        Allen B. Gruber hereby certifies that:

          1.     The original name of this corporation is VirtualDonors.com, Inc. and the date of filing the original Certificate of Incorporation of this corporation with the Secretary of State of the State of Delaware is February 8, 2000.

          2.     He is the duly elected and acting President and Secretary of VirtualDonors.com, Inc., a Delaware corporation.

          3.     Article I of the Certificate of Incorporation of this corporation is hereby amended and restated to read as follows:

ARTICLE I

        The name of the corporation is Kintera, Inc. (the "Corporation" or the "Company").

        A.    This Certificate of Amendment to Certificate of Incorporation has been duly approved by the Board of Directors of this Corporation.

        B.    This Certificate of Incorporation has been duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware by the Board of Directors and the stockholders of the Corporation. The total number of outstanding shares entitled to vote or act by written consent was 14,451,000 shares of Common Stock and 3,000,000 shares of Series A Preferred Stock. A majority of the outstanding shares of Common Stock and Preferred Stock, voting as a single class, approved this Certificate of Amendment to Certificate of Incorporation by written consent in accordance with Section 228 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, VirtualDonors.com, Inc. has caused this Certificate of Amendment of Certificate of Incorporation to be signed by the President and the Secretary this 31st day of July, 2000.

VIRTUALDONORS.COM, INC.
By:	/s/ ALLEN B. GRUBER Allen B. Gruber, President and Secretary

KINTERA, INC.

CERTIFICATE OF DESIGNATION,
PREFERENCES AND RIGHTS OF THE TERMS
OF THE SERIES B PREFERRED STOCK

        Pursuant to Section 151 of the General Corporation Law of the State of Delaware

        I, the President and Chief Executive Officer, of Kintera, Inc. (the "Corporation"), organized and existing under the General Corporation Law of the State of Delaware, in accordance with the provisions of Section 103 thereof, DO HEREBY CERTIFY:

        That pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the said Corporation, the said Board of Directors on September 20th, 2000, adopted the following resolution creating a series of 1,428,571 shares of Preferred Stock designated as Series B Preferred Stock:

        RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of its Certificate of Incorporation, a series of Preferred Stock of the Corporation be and it hereby is created, and that the designation and amount thereof and the powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

        1.    Designation and Amount.    The shares of such series shall be designated as "Series B Preferred Stock" (the "Series B Preferred Stock"), $0.001 par value per share, and the number of shares constituting such series shall be 1,428,571.

        2.    Dividend Provisions.

          (a)   The holders of shares of Series B Preferred Stock shall be entitled to receive dividends, out of any assets legally available therefor, only when, as and if declared by the Board of Directors. No dividend shall be paid to holders of Common Stock unless an equal dividend is declared and paid to the holders of Series B Preferred Stock as though all such holders were the holders of the number of shares of Common Stock of this Corporation into which their respective shares of Series B Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of this Corporation entitled to receive such dividends.

          (b)   In the event this Corporation shall declare a distribution or dividend payable in securities of this Corporation or of other persons, evidences of indebtedness issued by this Corporation or other persons, or assets (excluding cash dividends), then, in each case the holders of the Series B Preferred Stock shall be entitled to a proportionate share of any such distribution as though all such holders were the holders of the number of shares of Common Stock of this Corporation into which their respective shares of Series B Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of this Corporation entitled to receive such distribution.

          (c)   Dividends shall be paid by forwarding a check, postage prepaid, to the address of each holder (or, in the case of joint holders, to the address of any such holder) of Series B Preferred Stock on which such dividend is declared, as shown on the books of the Corporation, or to such other address as such holder specifies for such purpose by written notice to the Corporation.

        3.    Liquidation Preference.

          (a)   The rights of the holders of the Series B Preferred Stock to receive payment of a liquidation preference pursuant to Section 3(b) shall be junior and subordinate to the rights of the holders of Series A Preferred Stock and any additional Preferred Stock hereafter designated by the Board of Directors as senior to the Series B Preferred Stock (collectively, the "Senior Stock"). The holders of the Series B Preferred Stock shall not receive any amounts pursuant to Section 3(b) until the liquidation preference of each share of Senior Stock has been paid in full.

          (b)   In the event of any liquidation, dissolution or winding up of this Corporation, either voluntary or involuntary, and subject to any prior rights of any Senior Stock then in effect, the holders of Series B Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of this Corporation to the holders of Common Stock and any other subsequent class or Series of Preferred Stock by reason of their ownership thereof, an amount per share equal to the sum of (i) $3.50 for each outstanding share of Series B Preferred Stock (subject to appropriate adjustments for stock splits, combinations or other recapitalizations and hereinafter referred to as the "Original Series B Issue Price") and (ii) an amount equal to declared but unpaid dividends on such share.

          If upon the occurrence of such event, the assets and funds available for distribution among the holders of the Series B Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then, the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of Series B Preferred Stock all in proportion to such full preferential amount that would otherwise be paid to each such holder.

          (c)   After the distributions described in Section 3(a) and 3(b) above have been paid, the remaining assets of this Corporation available for distribution to stockholders shall be distributed ratably among the holders of Common Stock or other junior stock.

          (d)   Each holder of Series B Preferred Stock shall be deemed to have consented to distributions made by this Corporation in connection with the repurchase of shares of Common Stock issued to or held by officers, directors or employees of, or consultants to, the Corporation upon termination of their employment or services or pursuant to agreements (whether now existing or hereafter entered into) providing for the right of said repurchase between this Corporation and such persons.

          (e)   Whenever the distribution provided for in this Section 3 shall be payable in securities or property other than cash, the value of such distribution shall be the fair market value of such securities or other property as determined by the Board of Directors in the good faith exercise of its reasonable business judgment.

        4.    Conversion.    The holders of the Series B Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

          (a)    Right to Convert.

              (i)  Each share of Series B Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of this Corporation or any transfer agent for the Series B Preferred Stock, into such number of fully paid nonassessable shares of Common Stock as is determined by dividing, the Original Series B Issue Price by the Conversion Price, determined as hereinafter provided, in effect at the time of conversion. The "Conversion Price" for Series B Preferred Stock shall initially be $3.50 and shall be adjusted as set forth below.

             (ii)  Each share of Series B Preferred Stock shall automatically be converted into shares of Common Stock at the then effective Conversion Price immediately upon the earlier of (A) the consummation of the Corporation's sale of its Common Stock in a firm commitment underwriting pursuant to a registration statement under the Securities Act of 1933, as amended (the "Securities Act") which results in an aggregate price to the public of at least $7,500,000 or (B) the date upon which the Corporation obtains the consent of the holders of at least a majority of the then outstanding shares of Series B Preferred Stock.

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          (b)    Mechanics of Conversion.    Before any holder of Series B Preferred Stock shall be entitled to convert the same into shares of Common Stock, he, she or it shall surrender the certificate or certificates therefor, duly endorsed, at the office of this Corporation or of any transfer agent for such stock, and shall give written notice by mail, postage prepaid, to this Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. This Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series B Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offer of securities registered pursuant to the Securities Act, the conversion may, at the option of any holder tendering Series B Preferred Stock for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock issuable upon such conversion of the Series B Preferred Stock shall not be deemed to have converted such Series B Preferred Stock until immediately prior to the closing of such sale of securities. In the event of an underwritten offer of securities registered pursuant to the Securities Act, the failure of any stockholder of the Series B Preferred Stock to surrender certificates evidencing said shares of Series B Preferred Stock shall not in any way affect the conversion of the Series B Preferred Stock to Common Stock.

          (c)    Conversion Adjustments of Series B Preferred Stock.    The Conversion Price of the Series B Preferred Stock shall be subject to appropriate and proportionate adjustments from time to time as follows:

              (i)  In the event the outstanding shares of Common Stock shall be subdivided or combined, by reclassification or otherwise, into a greater or lesser number of shares of Common Stock, the Conversion Price of the Series B Preferred Stock in effect immediately prior to such subdivision or combination shall, concurrently with the effectiveness of such subdivision, combination or consolidation, be proportionately adjusted.

             (ii)  In the event of a distribution or a stock dividend on the then outstanding shares of Common Stock, the Conversion Price of the Series B Preferred Stock in effect immediately prior to the declaration of such distribution shall, concurrently with the effectiveness of such distribution be proportionately adjusted.

            (iii)  In case of, and as a condition to, any capital reorganization of, or any reclassification of the capital stock of this Corporation (other than a subdivision or combination provided for elsewhere in this Section 4) or in the case of, and as a condition to, the consolidation or merger of this Corporation with or into another Corporation (other than a merger which does not result in any reclassification of outstanding shares of Common Stock), each share of outstanding Series B Preferred Stock shall be convertible into the number of shares of stock or other securities or property receivable upon such reorganization, reclassification, consolidation or merger by a holder of the number of shares of Common Stock of this Corporation into which such shares of Series B Preferred Stock was convertible immediately prior to such reorganization, reclassification, consolidation or merger.

          (d)    No Fractional Shares.    No fractional shares shall be issued upon conversion of the Series B Preferred Stock and the number of shares of Common Stock to be issued shall be rounded down to the nearest whole share.

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          (e)    Notices of Record Date.    In the event of any taking by this Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, or to receive any other rights, this Corporation shall mail to each holder of Series B Preferred Stock at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

          (f)    Reservation of Stock Issuable Upon Conversion.    This Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of Series B Preferred Stock such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series B Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series B Preferred Stock in addition to such other remedies as shall be available to the holder of such Preferred Stock, this Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

          (g)    Notices.    Any notice required by the provisions of this Section 4 to be given to the holders of shares of Series B Preferred Stock shall be deemed given when deposited in the United States mail, postage prepaid, and addressed to each holder of record at his/her address appearing on the books of this Corporation.

        5.    Voting Rights.    The holder of each share of Series B Preferred Stock shall have the right to one vote for each share of Common Stock into which such Preferred Stock could then be converted (with any fractional share determined on an aggregate conversion basis being rounded to the nearest whole share), and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provisions hereof, to notice of any stockholders' meeting in accordance with the By-Laws of this Corporation, and shall be entitled to vote, together as a single class with holders of Common Stock and holders of other series of Preferred Stock, with respect to any question upon which holders of Common Stock have the right to vote.

        6.    Redemption.    The shares of Series B Preferred Stock are not redeemable.

        IN WITNESS WHEREOF, we have executed and subscribed this Certificate and do affirm the foregoing as true under the penalties of perjury this 20 day of September, 2000.

/s/ HARRY GRUBER Harry Gruber, President and Chief Executive Officer

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KINTERA, INC.

CERTIFICATE OF DESIGNATION,
PREFERENCES AND RIGHTS OF THE TERMS
OF THE SERIES C PREFERRED STOCK

        Pursuant to Section 151 of the General Corporation Law of the State of Delaware

        I, the President and Chief Executive Officer, of Kintera, Inc. (the "Corporation"), organized and existing under the General Corporation Law of the State of Delaware, in accordance with the provisions of Section 103 thereof, do hereby certify:

        That pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation, the Board of Directors adopted the following resolution creating a series of 1,250,000 shares of Preferred Stock designated as Series C Preferred Stock on October 16, 2000:

        RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of its Certificate of Incorporation, a series of Preferred Stock of the Corporation be and it hereby is created, and that the designation and amount thereof and the powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

        1.    Designation and Amount.    The shares of such series shall be designated as "Series C Preferred Stock" (the "Series C Preferred Stock"), $0.001 par value per share, and the number of shares constituting such series shall be 1,250,000.

        2.    Dividend Provisions.

          (a)   The holders of shares of Series C Preferred Stock shall be entitled to receive non-cumulative dividends, out of any assets legally available therefor, at an annual rate equal to $0.32 per share of Series C Preferred Stock, only when, as and if declared by the Board of Directors. No dividend shall be paid to holders of Common Stock unless an equal dividend is declared and paid to the holders of Series C Preferred Stock as though all such holders were the holders of the number of shares of Common Stock of this Corporation into which their respective shares of Series C Preferred Stock would be convertible as of the record date fixed for the determination of the holders of Common Stock of this Corporation entitled to receive such dividends.

          (b)   In the event this Corporation shall declare a distribution or dividend payable in securities of this Corporation or of other persons, evidences of indebtedness issued by this Corporation or other persons, or assets (excluding cash dividends), then, in each case the holders of shares of the Series C Preferred Stock shall be entitled to a proportionate share of any such distribution as through all such holders were the holders of the number of shares of Common Stock of this Corporation into which their respective shares of Series C Preferred Stock would be convertible as of the record date fixed for the determination of the holders of Common Stock of this Corporation entitled to receive such distribution.

          (c)   Dividends shall be paid by forwarding a check, postage prepaid, to the address of each holder (or, in the case of joint holders, to the address of any such holder) of Series C Preferred Stock on which such dividend is declared, as shown on the books of the Corporation, or to such other address as such holder specifies for such purpose by written notice to the Corporation.

        3.    Liquidation Preference.

          (a)   The rights of the holders of the Series C Preferred Stock to receive payment of a liquidation preference pursuant to Section 3(b) shall be junior and subordinate to the rights of the holders of Series A Preferred Stock and the holders of Series B Preferred Stock and any additional Preferred Stock hereafter designated by the Board of Directors as senior to the Series C Preferred Stock (collectively, the "Senior Stock"). The holders of the Series C Preferred Stock shall not receive any amounts pursuant to Section 3(b) until the liquidation preference of each share of Senior Stock has been paid in full.

          (b)   In the event of any liquidation, dissolution or winding up of this Corporation, either voluntary or involuntary, and subject to any prior rights of any Senior Stock then in effect, the holders of Series C Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of this Corporation to the holders of Common Stock or other junior stock by reason of their ownership thereof, an amount per share equal to the sum of (i) $4.00 for each outstanding share of Series C Preferred Stock (subject to appropriate adjustments for stock splits, combinations or other recapitalizations and hereinafter referred to as the "Original Series C Issue Price") and (ii) an amount equal to declared but unpaid dividends on such share.

          If upon the occurrence of such event, the assets and funds available for distribution to the holders of the Series C Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then, the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of Series C Preferred Stock all in proportion to such full preferential amount that would otherwise be paid to each such holder.

          (c)   After the distributions described in Section 3(a) and 3(b) above have been paid, the remaining assets of this Corporation available for distribution to stockholders shall be distributed ratably among the holders of Common Stock or other junior stock.

          (d)   Each holder of Series C Preferred Stock shall be deemed to have consented to distributions made by this Corporation in connection with the repurchase of shares of Common Stock issued to or held by officers, directors or employees of, or consultants to, the Corporation upon termination of their employment or services or pursuant to agreements (whether now existing or hereafter entered into) providing for the right of said repurchase between this Corporation and such persons.

          (e)   Whenever the distribution provided for in this Section 3 shall be payable in securities or property other than cash, the value of such distribution shall be the fair market value of such securities or other property as determined by the Board of Directors in the good faith exercise of its reasonable business judgment.

        4.    Conversion.    The holders of the Series C Preferred Stock shall have conversion rights as follows (the "Conversion Rights");

          (a)    Right to Convert.

              (i)  Each share of Series C Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of this Corporation or any transfer agent for the Series C Preferred Stock, into such number of fully paid nonassessable shares of Common Stock as is determined by dividing the Original Series C Issue Price by the Conversion Price, determined as hereinafter provided, in effect at the time of conversion. The "Conversion Price" for Series C Preferred Stock shall initially be $4.00 and shall be adjusted as set forth below.

             (ii)  Each share of Series C Preferred Stock shall automatically be converted into shares of Common Stock at the then effective Conversion Price immediately upon the earlier of (A) the consummation of the Corporation's sale of its Common Stock in a firm commitment underwriting pursuant to a registration statement under the Securities Act of 1933, as amended (the "Securities Act") which results in an aggregate price to the public of at least

2

    $7,500,00 or (B) the date upon which the Corporation obtains the consent of the holders of at least a majority of the then outstanding shares of Series C Preferred Stock.

          (b)    Mechanics of Conversion.    Before any holder of Series C Preferred Stock shall be entitled to convert the same into shares of Common Stock, he, she or it shall surrender the certificate or certificates therefor, duly endorsed, at the office of this Corporation or of any transfer agent for such stock, and shall give written notice by mail, postage prepaid, to this Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. This Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series C Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offer of securities registered pursuant to the Securities Act, the conversion may, at the option of any holder tendering Series C Preferred Stock for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock issuable upon such conversion of the Series C Preferred Stock shall not be deemed to have converted such Series C Preferred Stock until immediately prior to the closing of such sale of securities. In the event of an underwritten offer of securities registered pursuant to the Securities Act, the failure of any holder of the Series C Preferred Stock to surrender certificates evidencing said shares of Series C Preferred Stock shall not in any way affect the conversion of the Series C Preferred Stock to Common Stock.

          (c)    Conversion Adjustments of Series C Preferred Stock.    The Conversion Price of the Series C Preferred Stock shall be subject to appropriate and proportionate adjustments from time to time as follows:

              (i)  In the event the outstanding shares of Common Stock shall be subdivided or combined, by reclassification or otherwise, into a greater or lesser number of shares of Common Stock, the Conversion Price of the Series C Preferred Stock in effect immediately prior to such subdivision or combination shall, concurrently with the effectiveness of such subdivision, combination or consolidation, be proportionately adjusted.

             (ii)  In the event of a distribution or a stock dividend on the then outstanding shares of Common Stock, the Conversion Price of the Series C Preferred Stock in effect immediately prior to the declaration of such distribution shall, concurrently with the effectiveness of such distribution be proportionately adjusted.

            (iii)  In case of, and as a condition to, any capital reorganization of, or any reclassification of the capital stock of this Corporation (other than a subdivision or combination provided for elsewhere in this Section 4) or in the case of, and as a condition to, the consolidation or merger of this Corporation with or into another Corporation (other than a merger which does not result in any reclassification of outstanding shares of Common Stock), each share of outstanding Series C Preferred Stock shall be convertible into the number of shares of stock or other securities or property receivable upon such reorganization, reclassification, consolidation or merger by a holder of the number of shares of Common Stock of this Corporation into which such shares of Series C Preferred Stock was convertible immediately prior to such reorganization, reclassification, consolidation or merger.

3

          (d)    No Fractional Shares.    No fractional shares shall be issued upon conversion of the Series C Preferred Stock and the number of shares of Common Stock to be issued shall be rounded down to the nearest whole share.

          (e)    Notices of Record Date.    In the event of any taking by this Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, or to receive any other rights, this Corporation shall mail to each holder of Series C Preferred Stock at least 20 calendar days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

          (f)    Reservation of Stock Issuable Upon Conversion.    This Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of the Series C Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series C Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series C Preferred Stock in addition to such other remedies as shall be available to the holder of such Preferred Stock, this Corporation will take such corporate actions as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

          (g)    Notices.    Any notice required by the provisions of this Section 4 to be given to the holders of shares of Series C Preferred Stock shall be deemed given when deposited in the United States mail, postage prepaid, and addressed to each holder of record at his/her address appearing on the books of this Corporation.

        5.    Voting Rights.    The holder of each share of Series C Preferred Stock shall have the right to one vote for each share of Common Stock into which such Preferred Stock could then be converted (with any fractional share determined on an aggregate conversion basis being rounded to the nearest whole share), and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provisions hereof, to notice of any stockholders' meeting in accordance with the by-laws of this Corporation, and shall be entitled to vote, together as a single class with holders of Common Stock and holders of other series of Preferred Stock, with respect to any question upon which holders of Common Stock have the right to vote.

        6.    Redemption.    The shares of Series C Preferred Stock are not redeemable.

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        IN WITNESS WHEREOF, I have executed and subscribed this Certificate of Designation and do affirm the foregoing as true under the penalties of perjury this 17th day of October, 2000.

/s/ HARRY GRUBER Harry Gruber, President and Chief Executive Officer

5

KINTERA, INC.

CERTIFICATE OF DESIGNATION,
PREFERENCES AND RIGHTS OF THE TERMS
OF THE SERIES D PREFERRED STOCK

        Pursuant to Section 151 of the General Corporation Law of the State of Delaware

        I, the President and Chief Executive Officer, of Kintera, Inc. (the "Corporation"), organized and existing under the General Corporation Law of the State of Delaware, in accordance with the provisions of Section 103 thereof, do hereby certify:

        That pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation, the Board of Directors adopted the following resolution creating a series of 4,000,000 shares of Preferred Stock designated as Series D Preferred Stock on March 14, 2001:

        RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of its Certificate of Incorporation, a series of Preferred Stock of the Corporation be and it hereby is created, and that the designation and amount thereof and the powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

        1.    Designation and Amount.    The shares of such series shall be designated as "Series D Preferred Stock" (the "Series D Preferred Stock"), $0.001 par value per share, and the number of shares constituting such series shall be 4,000,000.

        2.    Dividend Provisions.

          (a)   The holders of shares of Series D Preferred Stock shall be entitled to receive non-cumulative dividends, out of any assets legally available therefor, at an annual rate equal to $0.40 per share of Series D Preferred Stock, only when, as and if declared by the Board of Directors. No dividend shall be paid to holders of Common Stock unless an equal dividend is declared and paid to the holders of Series D Preferred Stock as though all such holders were the holders of the number of shares of Common Stock of this Corporation into which their respective shares of Series D Preferred Stock would be convertible as of the record date fixed for the determination of the holders of Common Stock of this Corporation entitled to receive such dividends.

          (b)   In the event this Corporation shall declare a distribution or dividend payable in securities of this Corporation or of other persons, evidences of indebtedness issued by this Corporation or other persons, or assets (excluding cash dividends), then, in each case the holders of shares of the Series D Preferred Stock shall be entitled to a proportionate share of any such distribution as though all such holders were the holders of the number of shares of Common Stock of this Corporation into which their respective shares of Series D Preferred Stock would be convertible as of the record date fixed for the determination of the holders of Common Stock of this Corporation entitled to receive such distribution.

          (c)   Dividends shall be paid by forwarding a check, postage prepaid, to the address of each holder (or, in the case of joint holders, to the address of any such holder) of Series D Preferred Stock on which such dividend is declared, as shown on the books of the Corporation, or to such other address as such holder specifies for such purpose by written notice to the Corporation.

        3.    Liquidation Preference.

          (a)   The rights of the holders of the Series D Preferred Stock to receive payment of a liquidation preference pursuant to Section 3(b) shall be junior and subordinate to the rights of the holders of Series A Preferred Stock, the holders of Series B Preferred Stock and the holders of Series C Preferred Stock and any additional Preferred Stock hereafter designated by the Board of Directors as senior to the Series D Preferred Stock (collectively, the "Senior Stock"). The holders of the Series D Preferred Stock shall not receive any amounts pursuant to Section 3(b) until the liquidation preference of each share of Senior Stock has been paid in full.

          (b)   In the event of any liquidation, dissolution or winding up of this Corporation, either voluntary or involuntary, and subject to any prior rights of any Senior Stock then in effect, the holders of Series D Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of this Corporation to the holders of Common Stock or other junior stock by reason of their ownership thereof, an amount per share equal to the sum of (i) $5.00 for each outstanding share of Series D Preferred Stock (subject to appropriate adjustments for stock splits, combinations or other recapitalizations and hereinafter referred to as the "Original Series D Issue Price") and (ii) an amount equal to declared but unpaid dividends on such share.

          If upon the occurrence of such event, the assets and funds available for distribution to the holders of the Series D Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then, the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of Series D Preferred Stock all in proportion to such full preferential amount that would otherwise be paid to each such holder.

          (c)   After the distributions described in Section 3(a) and 3(b) above have been paid, the remaining assets of this Corporation available for distribution to stockholders shall be distributed ratably among the holders of Common Stock or other junior stock.

          (d)   Each holder of Series D Preferred Stock shall be deemed to have consented to distributions made by this Corporation in connection with the repurchase of shares of Common Stock issued to or held by officers, directors or employees of, or consultants to, the Corporation upon termination of their employment or services or pursuant to agreements (whether now existing or hereafter entered into) providing for the right of said repurchase between this Corporation and such persons.

          (e)   Whenever the distribution provided for in this Section 3 shall be payable in securities or property other than cash, the value of such distribution shall be the fair market value of such securities or other property as determined by the Board of Directors in the good faith exercise of its reasonable business judgment.

        4.    Conversion.    The holders of the Series D Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

          (a)    Right to Convert.

              (i)  Each share of Series D Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of this Corporation or any transfer agent for the Series D Preferred Stock, into such number of fully paid nonassessable shares of Common Stock as is determined by dividing the Original Series D Issue Price by the Conversion Price, determined as hereinafter provided, in effect at the time of conversion. The "Conversion Price" for Series D Preferred Stock shall initially be $5.00 and shall be adjusted as set forth below.

             (ii)  Each share of Series D Preferred Stock shall automatically be converted into shares of Common Stock at the then effective Conversion Price immediately upon the earlier of (A) the consummation of the Corporation's sale of its Common Stock in a firm commitment underwriting pursuant to a registration statement under the Securities Act of 1933, as amended (the "Securities Act") which results in an aggregate price to the public of at least

2

    $7,500,000 or (B) the date upon which the Corporation obtains the consent of the holders of at least a majority of the then outstanding shares of Series D Preferred Stock.

          (b)    Mechanics of Conversion.    Before any holder of Series D Preferred Stock shall be entitled to convert the same into shares of Common Stock, he, she or it shall surrender the certificate or certificates therefor, duly endorsed, at the office of this Corporation or of any transfer agent for such stock, and shall give written notice by mail, postage prepaid, to this Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. This Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series D Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offer of securities registered pursuant to the Securities Act, the conversion may, at the option of any holder tendering Series D Preferred Stock for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock issuable upon such conversion of the Series D Preferred Stock shall not be deemed to have converted such Series D Preferred Stock until immediately prior to the closing of such sale of securities. In the event of an underwritten offer of securities registered pursuant to the Securities Act, the failure of any holder of the Series D Preferred Stock to surrender certificates evidencing said shares of Series D Preferred Stock shall not in any way affect the conversion of the Series D Preferred Stock to Common Stock.

          (c)    Conversion Adjustments of Series D Preferred Stock.    The Conversion Price of the Series D Preferred Stock shall be subject to appropriate and proportionate adjustments from time to time as follows:

              (i)  In the event the outstanding shares of Common Stock shall be subdivided or combined, by reclassification or otherwise, into a greater or lesser number of shares of Common Stock, the Conversion Price of the Series D Preferred Stock in effect immediately prior to such subdivision or combination shall, concurrently with the effectiveness of such subdivision, combination or consolidation, be proportionately adjusted.

             (ii)  In the event of a distribution or a stock dividend on the then outstanding shares of Common Stock, the Conversion Price of the Series D Preferred Stock in effect immediately prior to the declaration of such distribution shall, concurrently with the effectiveness of such distribution be proportionately adjusted.

            (iii)  In case of, and as a condition to, any capital reorganization of, or any reclassification of the capital stock of this Corporation (other than a subdivision or combination provided for elsewhere in this Section 4) or in the case of, and as a condition to, the consolidation or merger of this Corporation with or into another Corporation (other than a merger which does not result in any reclassification of outstanding shares of Common Stock), each share of outstanding Series D Preferred Stock shall be convertible into the number of shares of stock or other securities or property receivable upon such reorganization, reclassification, consolidation or merger by a holder of the number of shares of Common Stock of this Corporation into which such shares of Series D Preferred Stock was convertible immediately prior to such reorganization, reclassification, consolidation or merger.

3

          (d)    No Fractional Shares.    No fractional shares shall be issued upon conversion of the Series D Preferred Stock and the number of shares of Common Stock to be issued shall be rounded down to the nearest whole share.

          (e)    Notices of Record Date.    In the event of any taking by this Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, or to receive any other rights, this Corporation shall mail to each holder of Series D Preferred Stock at least 20 calendar days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

          (f)    Reservation of Stock Issuable Upon Conversion.    This Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of the Series D Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series D Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series D Preferred Stock in addition to such other remedies as shall be available to the holder of such Preferred Stock, this Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

          (g)    Notices.    Any notice required by the provisions of this Section 4 to be given to the holders of shares of Series D Preferred Stock shall be deemed given when deposited in the United States mail, postage prepaid, and addressed to each holder of record at his/her address appearing on the books of this Corporation.

        5.    Voting Rights.    The holder of each share of Series D Preferred Stock shall have the right to one vote for each share of Common Stock into which such Preferred Stock could then be converted (with any fractional share determined on an aggregate conversion basis being rounded to the nearest whole share), and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provisions hereof, to notice of any stockholders' meeting in accordance with the by-laws of this Corporation, and shall be entitled to vote, together as a single class with holders of Common Stock and holders of other series of Preferred Stock, with respect to any question upon which holders of Common Stock have the right to vote.

        6.    Redemption.    The shares of Series D Preferred Stock are not redeemable.

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        IN WITNESS WHEREOF, I have executed and subscribed this Certificate of Designation and do affirm the foregoing as true under the penalties of perjury this 14th day of March, 2001.

/s/ HARRY GRUBER Harry Gruber, President and Chief Executive Officer

5

KINTERA, INC.

CERTIFICATE OF DESIGNATION,
PREFERENCES AND RIGHTS OF THE TERMS
OF THE SERIES E PREFERRED STOCK

        Pursuant to Section 151 of the General Corporation Law of the State of Delaware

        I, the President and Chief Executive Officer, of Kintera, Inc. (the "Corporation"), organized and existing under the General Corporation Law of the State of Delaware, in accordance with the provisions of Section 103 thereof, do hereby certify:

        That pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation, the Board of Directors adopted the following resolution creating a series of 250,000 shares of Preferred Stock designated as Series E Preferred Stock on January 29, 2002:

        RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of its Certificate of Incorporation, a series of Preferred Stock of the Corporation be and it hereby is created, and that the designation and amount thereof and the powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

        1.    Designation and Amount.    The shares of such series shall be designated as "Series E Preferred Stock" (the "Series E Preferred Stock"), $0.001 par value per share, and the number of shares constituting such series shall be 250,000.

        2.    Dividend Provisions.

          (a)   The holders of shares of Series B Preferred Stock shall be entitled to receive non-cumulative dividends, out of any assets legally available therefor, at an annual rate equal to $0.40 per share of Series E Preferred Stock, only when, as and if declared by the Board of Directors. No dividend shall be paid to holders of Common Stock unless an equal dividend is declared and paid to the holders of Series E Preferred Stock as though all such holders were the holders of the number of shares of Common Stock of this Corporation into which their respective shares of Series E Preferred Stock would be convertible as of the record date fixed for the determination of the holders of Common Stock of this Corporation entitled to receive such dividends.

          (b)   In the event this Corporation shall declare a distribution or dividend payable in securities of this Corporation or of other persons, evidences of indebtedness issued by this Corporation or other persons, or assets (excluding cash dividends), then, in each case the holders of shares of the Series E Preferred Stock shall be entitled to a proportionate share of any such distribution as though all such holders were the holders of the number of shares of Common Stock of this Corporation into which their respective shares of Series E Preferred Stock would be convertible as of the record date fixed for the determination of the holders of Common Stock of this Corporation entitled to receive such distribution.

          (c)   Dividends shall be paid by forwarding a check, postage prepaid, to the address of each holder (or, in the case of joint holders, to the address of any such holder) of Series E Preferred Stock on which such dividend is declared, as shown on the books of the Corporation, or to such other address as such holder specifies for such purpose by written notice to the Corporation.

        3.    Liquidation Preference.

          (a)   The rights of the holders of the Series E Preferred Stock to receive payment of a liquidation preference pursuant to Section 3(b) shall be junior and subordinate to the rights of the holders of Series A Preferred Stock, the holders of Series B Preferred Stock, the holders of Series C Preferred Stock and the holders of Series D Preferred Stock and any additional Preferred Stock that are issued by the Corporation for cash consideration and are designated by the Board of Directors as senior to the Series E Preferred Stock (collectively, the "Senior Stock"). The holders of the Series E Preferred Stock shall not receive any amounts pursuant to Section 3(b) until the liquidation preference of each share of Senior Stock has been paid in full.

          (b)   In the event of any liquidation, dissolution or winding up of this Corporation, either voluntary or involuntary, and subject to any prior rights of any Senior Stock then in effect, the holders of Series E Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of this Corporation to the holders of Common Stock or other junior stock by reason of their ownership thereof, an amount per share equal to the sum of (i) $5.00 for each outstanding share of Series E Preferred Stock (subject to appropriate adjustments for stock splits, combinations or other recapitalizations and hereinafter referred to as the "Original Series E Issue Price") and (ii) an amount equal to declared but unpaid dividends on such share.

          If upon the occurrence of such event, the assets and funds available for distribution to the holders of the Series E Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then, the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of Series E Preferred Stock all in proportion to such full preferential amount that would otherwise be paid to each such holder.

          (c)   After the distributions described in Section 3(a) and 3(b) above have been paid, the remaining assets of this Corporation available for distribution to stockholders shall be distributed ratably among the holders of Common Stock or other junior stock.

          (d)   Each holder of Series E Preferred Stock shall be deemed to have consented to distributions made by this Corporation in connection with the repurchase of shares of Common Stock issued to or held by officers, directors or employees of, or consultants to, the Corporation upon termination of their employment or services or pursuant to agreements (whether now existing or hereafter entered into) providing for the right of said repurchase between this Corporation and such persons.

          (e)   Whenever the distribution provided for in this Section 3 shall be payable in securities or property other than cash, the value of such distribution shall be the fair market value of such securities or other property as determined by the Board of Directors in the good faith exercise of its reasonable business judgment.

        4.    Conversion.    The holders of the Series E Preferred Stock shall have conversion rights as follows (the "Conversion Rights");

          (a)    Right to Convert.

              (i)  Each share of Series E Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of this Corporation or any transfer agent for the Series E Preferred Stock, into such number of fully paid nonassessable shares of Common Stock as is determined by dividing the Original Series E Issue Price by the Conversion Price, determined as hereinafter provided, in effect at the time of conversion. The "Conversion Price" for Series E Preferred Stock shall initially be $5.00 and shall be adjusted as set forth below.

             (ii)  Each share of Series E Preferred Stock shall be automatically be converted into shares of Common Stock at the then effective Conversion Price immediately upon the earlier of (A) the consummation of the Corporation's sale of its Common Stock in a firm commitment underwriting pursuant to a registration statement under the Securities Act of 1933, as amended (the "Securities Act") which results in an aggregate price to the public of at

2

    least $7,500,000 or (B) the date upon which the Corporation obtains the consent of the holders of at least a majority of the then outstanding shares of Series E Preferred Stock.

          (b)    Mechanics of Conversion.    Before any holder of Series E Preferred Stock shall be entitled to convert the same into shares of Common Stock, he, she or it shall surrender the certificate or certificates therefor, duly endorsed, at the office of this Corporation or of any transfer agent for such stock, and shall give written notice by mail, postage prepaid, to this Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. This Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series E Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offer of securities registered pursuant to the Securities Act, the conversion may, at the option of any holder tendering Series E Preferred Stock for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock issuable upon such conversion of the Series E Preferred Stock shall not be deemed to have converted such Series E Preferred Stock until immediately prior to the closing of such sale of securities. In the event of an underwritten offer of securities registered pursuant to the Securities Act, the failure of any holder of the Series E Preferred Stock to surrender certificates evidencing said shares of Series E Preferred Stock shall not in any way affect the conversion of the Series E Preferred Stock to Common Stock.

          (c)    Conversion Adjustments of Series E Preferred Stock.    The Conversion Price of the Series E Preferred Stock shall be subject to appropriate and proportionate adjustments from time to time as follows:

              (i)  In the event the outstanding shares of Common Stock shall be subdivided or combined, by reclassification or otherwise, into a greater or lesser number of shares of Common Stock, the Conversion Price of the Series E Preferred Stock in effect immediately prior to such subdivision or combination shall, concurrently with the effectiveness of such subdivision, combination or consolidation, be proportionately adjusted.

             (ii)  In the event of a distribution or a stock dividend on the then outstanding shares of Common Stock, the Conversion Price of the Series E Preferred Stock in effect immediately prior to the declaration of such distribution shall, concurrently with the effectiveness of such distribution be proportionately adjusted.

            (iii)  In case of, and as a condition to, any capital reorganization of, or any reclassification of the capital stock of this Corporation (other than a subdivision or combination provided for elsewhere in this Section 4) or in the case of, and as a condition to, the consolidation or merger of this Corporation with or into another Corporation (other than a merger which does not result in any reclassification of outstanding shares of Common Stock), each share of outstanding Series E Preferred Stock shall be convertible into the number of shares of stock or other securities or property receivable upon such reorganization, reclassification, consolidation or merger by a holder of the number of shares of Common Stock of this Corporation into which such shares of Series E Preferred Stock was convertible immediately prior to such reorganization, reclassification, consolidation or merger.

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          (d)    No Fractional Shares.    No fractional shares shall be issued upon conversion of the Series E Preferred Stock and the number of shares of Common Stock to be issued shall be rounded down to the nearest whole share.

          (e)    Notices of Record Date.    In the event of any taking by this Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, or to receive any other rights, this Corporation shall mail to each holder of Series E Preferred Stock at least 20 calendar days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

          (f)    Reservation of Stock Issuable Upon Conversion.    This Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of the Series E Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series E Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series E Preferred Stock in addition to such other remedies as shall be available to the holder of such Preferred Stock, this Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

          (g)    Notices.    Any notice required by the provisions of this Section 4 to be given to the holders of shares of Series E Preferred Stock shall be deemed given when deposited in the United States mail, postage prepaid, and addressed to each holder of record at his/her address appearing on the books of this Corporation.

        5.    Voting Rights.    The holder of each share of Series E Preferred Stock shall have the right to one vote for each share of Common Stock into which such Preferred Stock, could then be converted (with any fractional share determined on an aggregate conversion basis being rounded to the nearest whole share), and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provisions hereof, to notice of any stockholders' meeting in accordance with the by-laws of this Corporation, and shall be entitled to vote, together as a single class with holders of Common Stock and holders of other series of Preferred Stock, with respect to any question upon which holders of Common Stock have the right to vote.

        6.    Redemption.    The shares of Series E Preferred Stock are not redeemable.

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        IN WITNESS WHEREOF, I have executed and subscribed this Certificate of Designation and do affirm the foregoing as true under the penalties of perjury this 29th day of January, 2002.

/s/ HARRY GRUBER Harry Gruber President and Chief Executive Officer

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KINTERA, INC.

CERTIFICATE OF DESIGNATION,
PREFERENCES AND RIGHTS OF THE TERMS
OF THE SERIES F PREFERRED STOCK

        Pursuant to Section 151 of the General Corporation Law of the State of Delaware

        I, the President and Chief Executive Officer, of Kintera, Inc. (the "Corporation"), organized and existing under the General Corporation Law of the State of Delaware, in accordance with the provisions of Section 103 thereof, do hereby certify:

        That pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation, the Board of Directors adopted the following resolution creating a series of 2,000,000 shares of Preferred Stock designated as Series F Preferred Stock on March 7, 2002:

        RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of its Certificate of Incorporation, a series of Preferred Stock of the Corporation be and it hereby is created, and that the designation and amount thereof and the powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

        1.    Designation and Amount.    The shares of such series shall be designated as "Series F Preferred Stock" (the "Series F Preferred Stock"), $0.001 par value per share, and the number of shares constituting such series shall be 2,000,000.

        2.    Dividend Provisions.

          (a)   The holders of shares of Series F Preferred Stock shall be entitled to receive non-cumulative dividends, out of any assets legally available therefor, at an annual rate equal to $0.40 per share of Series F Preferred Stock, only when, as and if declared by the Board of Directors. No dividend shall be paid to holders of Common Stock unless an equal dividend is declared and paid to the holders of Series F Preferred Stock as though all such holders were the holders of the number of shares of Common Stock of this Corporation into which their respective shares of Series F Preferred Stock would be convertible as of the record date fixed for the determination of the holders of Common Stock of this Corporation entitled to receive such dividends.

          (b)   In the event this Corporation shall declare a distribution or dividend payable in securities of this Corporation or of other persons, evidences of indebtedness issued by this Corporation or other persons, or assets (excluding cash dividends), then, in each case the holders of shares of the Series F Preferred Stock shall be entitled to a proportionate share of any such distribution as though all such holders were the holders of the number of shares of Common Stock of this Corporation into which their respective shares of Series F Preferred Stock would be convertible as of the record date fixed for the determination of the holders of Common Stock of this Corporation entitled to receive such distribution.

          (c)   Dividends shall be paid by forwarding a check, postage prepaid, to the address of each holder (or, in the case of joint holders, to the address of any such holder) of Series F Preferred Stock on which such dividend is declared, as shown on the books of the Corporation, or to such other address as such holder specifies for such purpose by written notice to the Corporation.

        (3)    Liquidation Preference.

          (a)   The rights of the holders of the Series F Preferred Stock to receive payment of a liquidation preference pursuant to Section 3(b) shall be junior and subordinate to the rights of the holders of Series A Preferred Stock, the holders of Series B Preferred Stock, the holders of Series C Preferred Stock, the holders of Series D Preferred Stock and any additional Preferred Stock hereafter designated by the Board of Directors as senior to the Series F Preferred Stock (collectively, the "Senior Stock"). The Series F Preferred Stock is senior to the Series E Preferred

  Stock, Common Stock and other junior stock. The holders of the Series F Preferred Stock shall not receive any amounts pursuant to Section 3(b) until the liquidation preference of each share of Senior Stock has been paid in full.

          (b)   In the event of any liquidation, dissolution or winding up of this Corporation, either voluntary or involuntary, and subject to any prior rights of any Senior Stock then in effect, the holders of Series F Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of this Corporation to the holders of the Series E Preferred Stock, Common Stock or other junior stock, by reason of their ownership thereof, an amount per share equal to the sum of (i) $5.00 for each outstanding share of Series F Preferred Stock (subject to appropriate adjustments for stock splits, combinations or other recapitalizations and hereinafter referred to as "Original Series F Issue Price") and (ii) an amount equal to declared but unpaid dividends on such share.

          If upon the occurrence of such event, the assets and funds available for distribution to the holders of the Series F Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then, the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of Series F Preferred Stock all in proportion to such full preferential amount that would otherwise be paid to each such holder.

          (c)   After the distributions described in Section 3(a) and 3(b) above have been paid, the remaining assets of this Corporation available for distribution to stockholders shall be distributed to the holders of Series E Preferred Stock, the holders of Common Stock or other junior stock.

          (d)   Each holder of Series F Preferred Stock shall be deemed to have consented to distributions made by this Corporation in connection with the repurchase of shares of Common Stock issued to or held by officers, directors or employees of, or consultants to, the Corporation upon termination of their employment or services or pursuant to agreements (whether now existing or hereafter entered into) providing for the right of said repurchase between this Corporation and such persons.

          (e)   Whenever the distribution provided for in this Section 3 shall be payable in securities or property other than cash, the value of such distribution shall be the fair market value of such securities or other property as determined by the Board of Directors in the good faith exercise of its reasonable business judgment.

        4    Conversion.    The holders of the Series F Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

          (a)    Right to Convert.

              (i)  Each share of Series F Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of this Corporation or any transfer agent for the Series F Preferred Stock, into such number of fully paid nonassessable shares of Common Stock as is determined by dividing the Original Series F Issue Price by the Conversion Price, determined as hereinafter provided, in effect at the time of conversion. The "Conversion Price" for Series F Preferred Stock shall initially be $5.00 and shall be adjusted as set forth below.

             (ii)  Each share of Series F Preferred Stock shall automatically be converted into shares of Common Stock at the then effective Conversion Price immediately upon the earlier of (A) the consummation of the Corporation's sale of its Common Stock in a firm commitment underwriting pursuant to a registration statement under the Securities Act of 1933, as amended (the "Securities Act") which results in an aggregate price to the public of at least

2

    $7,500,000 or (B) the date upon which the Corporation obtains the consent of the holders of at least a majority of the then outstanding shares of Series F Preferred Stock.

          (b)    Mechanics of Conversion.    Before any holder of Series F Preferred Stock shall be entitled to convert the same into shares of Common Stock, he, she or it shall surrender the certificate or certificates therefor, duly endorsed, at the office of this Corporation or of any transfer agent for such stock, and shall give written notice by mail, postage prepaid, to this Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. This Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series F Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offer of securities registered pursuant to the Securities Act, the conversion may, at the option of any holder tendering Series F Preferred Stock for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock issuable upon such conversion of the Series F Preferred Stock shall not be deemed to have converted such Series F Preferred Stock until immediately prior to the closing of such sale of securities. In the event of an underwritten offer of securities registered pursuant to the Securities Act, the failure of any holder of the Series F Preferred Stock to surrender certificates evidencing said shares of Series F Preferred Stock shall not in any way affect the conversion of the Series F Preferred Stock to Common Stock.

          (c)    Conversion Adjustments of Series F Preferred Stock.    The Conversion Price of the Series F Preferred Stock shall be subject to appropriate and proportionate adjustments from time to time as follows:

              (i)  In the event the outstanding shares of Common Stock shall be subdivided or combined, by reclassification or otherwise, into a greater or lesser number of shares of Common Stock, the Conversion Price of the Series F Preferred Stock in effect immediately prior to such subdivision or combination shall, concurrently with the effectiveness of such subdivision, combination or consolidation, be proportionately adjusted.

             (ii)  In the event of a distribution or a stock dividend on the then outstanding shares of Common Stock, the Conversion Price of the Series F Preferred Stock in effect immediately prior to the declaration of such distribution shall, concurrently with the effectiveness of such distribution be proportionately adjusted.

            (iii)  In case of, and as a condition to, any capital reorganization of, or any reclassification of the capital stock of this Corporation (other than a subdivision or combination provided for elsewhere in this Section 4) or in the case of, and as a condition to, the consolidation or merger of this Corporation with or into another Corporation (other than a merger which does not result in any reclassification of outstanding shares of Common Stock), each share of outstanding Series F Preferred Stock shall be convertible into the number of shares of stock or other securities or property receivable upon such reorganization, reclassification, consolidation or merger by a holder of the number of shares of Common Stock of this Corporation into which such shares of Series F Preferred Stock was convertible immediately prior to such reorganization, reclassification, consolidation or merger.

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          (d)    No Fractional Shares.    No fractional shares shall be issued upon conversion of the Series F Preferred Stock and the number of shares of Common Stock to be issued shall be rounded down to the nearest whole share.

          (e)    Notices of Record Date.    In the event of any taking by this Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, or to receive any other rights, this Corporation shall mail to each holder of Series F Preferred Stock at least 20 calendar days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

          (f)    Reservation of Stock Issuable Upon Conversion.    This Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of the Series F Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series F Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series F Preferred Stock in addition to such other remedies as shall be available to the holder of such Preferred Stock, this Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

          (g)    Notices.    Any notice required by the provisions of this Section 4 to be given to the holders of shares of Series F Preferred Stock shall be deemed given when deposited in the United States mail, postage prepaid, and addressed to each holder of record at his/her address appearing on the books of this Corporation.

        5.    Voting Rights.    The holder of each share of Series F Preferred Stock shall have the right to one vote for each share of Common Stock into which such Preferred Stock could then be converted (with any fractional share determined on an aggregate conversion basis being rounded to the nearest whole share), and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provisions hereof, to notice of any stockholders' meeting in accordance with the by-laws of this Corporation, and shall be entitled to vote, together as a single class with holders of Common Stock and holders of other series of Preferred Stock, with respect to any question upon which holders of Common Stock have the right to vote.

        6.    Redemption.    The shares of Series F Preferred Stock are not redeemable.

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        IN WITNESS WHEREOF, I have executed and subscribed this Certificate of Designation and do affirm the foregoing as true under the penalties of perjury this 7th day of March, 2002.

/s/ HARRY GRUBER Harry Gruber President and Chief Executive Officer

5

KINTERA, INC.

CERTIFICATE OF DESIGNATION,
PREFERENCES AND RIGHTS OF THE TERMS
OF THE SERIES G PREFERRED STOCK

        Pursuant to Section 151 of the General Corporation Law of the State of Delaware

        I, the President and Chief Executive Officer, of Kintera, Inc. (the "Corporation"), organized and existing under the General Corporation Law of the State of Delaware, in accordance with the provisions of Section 103 thereof, do hereby certify:

        That pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation, the Board of Directors adopted the following resolution creating a series of 2,000,000 shares of Preferred Stock designated as Series G Preferred Stock on March 5, 2003.

        RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of its Certificate of Incorporation, a series of Preferred Stock of the Corporation be and it hereby is created, and that the designation and amount thereof and the powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

        1.    Designation and Amount.    The shares of such series shall be designated as "Series G Preferred Stock" (the "Series G Preferred Stock"), $0.001 par value per share, and the number of shares constituting such series shall be 2,000,000.

        2.    Dividend Provisions.

          (a)   The holders of shares of Series G Preferred Stock shall be entitled to receive non-cumulative dividends, out of any assets legally available therefor, at an annual rate equal to $0.40 per share of Series G Preferred Stock, only when, as and if declared by the Board of Directors. No dividend shall be paid to holders of Common Stock unless an equal dividend is declared and paid to the holders of Series G Preferred Stock as though all such holders were the holders of the number of shares of Common Stock of this Corporation into which their respective shares of Series G Preferred Stock would be convertible as of the record date fixed for the determination of the holders of Common Stock of this Corporation entitled to receive such dividends.

          (b)   In the event this Corporation shall declare a distribution or dividend payable in securities of this Corporation or of other persons, evidences of indebtedness issued by this Corporation or other persons, or assets (excluding cash dividends), then, in each case the holders of shares of the Series G Preferred Stock shall be entitled to a proportionate share of any such distribution as though all such holders were the holders of the number of shares of Common Stock of this Corporation into which their respective shares of Series G Preferred Stock would be convertible as of the record date fixed for the determination of the holders of Common Stock of this Corporation entitled to receive such distribution.

          (c)   Dividends shall be paid by forwarding a check, postage prepaid, to the address of each holder (or, in the case of joint holders, to the address of any such holder) of Series G Preferred Stock on which such dividend is declared, as shown on the books of the Corporation, or to such other address as such holder specifies for such purpose by written notice to the Corporation.

        3.    Liquidation Preference.

          (a)   The rights of the holders of the Series G Preferred Stock to receive payment of a liquidation preference pursuant to Section 3(b) shall be junior and subordinate to the rights of the holders of Series A Preferred Stock, the holders of Series B Preferred Stock, the holders of Series C Preferred Stock, the holders of Series D Preferred Stock, the holders of Series F Preferred Stock and any additional Preferred Stock hereafter designated by the Board of Directors as senior to the Series G Preferred Stock (collectively, the "Senior Stock"). The Series G Preferred Stock is senior to the Series E Preferred Stock, Common Stock and other junior stock. The holders of the Series G Preferred Stock shall not receive any amounts pursuant to Section 3(b) until the liquidation preference of each share of Senior Stock has been paid in full.

          (b)   In the event of any liquidation, dissolution or winding up of this Corporation, either voluntary or involuntary, and subject to any prior rights of any Senior Stock then in effect, the holders of Series G Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of this Corporation to the holders of the Series E Preferred Stock, Common Stock or other junior stock, by reason of their ownership thereof, an amount per share equal to the sum of (i) $5.00 for each outstanding share of Series G Preferred Stock (subject to appropriate adjustments for stock splits, combinations or other recapitalizations and hereinafter referred to as the "Original Series G Issue Price") and (ii) an amount equal to declared but unpaid dividends on such share.

          If upon the occurrence of such event, the assets and funds available for distribution to the holders of the Series G Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then, the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of Series G Preferred Stock all in proportion to such full preferential amount that would otherwise be paid to each such holder.

          (c)   After the distributions described in Section 3(a) and 3(b) above have been paid, the remaining assets of this Corporation available for distribution to stockholders shall be distributed to the holders of Series E Preferred Stock, the holders of Common Stock or other junior stock.

          (d)   Each holder of Series G Preferred Stock shall be deemed to have consented to distributions made by this Corporation in connection with the repurchase of shares of Common Stock issued to or held by officers, directors or employees of, or consultants to, the Corporation upon termination of their employment or services or pursuant to agreements (whether now existing or hereafter entered into) providing for the right of said repurchase between this Corporation and such persons.

          (c)   Whenever the distribution provided for in this Section 3 shall be payable in securities or property other than cash, the value of such distribution shall be the fair market value of such securities or other property as determined by the Board of Directors in the good faith exercise of its reasonable business judgment.

        4.    Conversion.    The holders of the Series G Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

          (a)    Right to Convert.

              (i)  Each share of Series G Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of this Corporation or any transfer agent for the Series G Preferred Stock, into such number of fully paid nonassessable shares of Common Stock as is determined by dividing the Original Series G Issue Price by the Conversion Price, determined as hereinafter provided, in effect at the time of conversion. The "Conversion Price" for Series G Preferred Stock shall initially be $5.00 and shall be adjusted as set forth below.

             (ii)  Each share of Series G Preferred Stock shall automatically be converted into shares of Common Stock at the then effective Conversion Price immediately upon the earlier of (A) the consummation of the Corporation's sale of its Common Stock in a firm commitment underwriting pursuant to a registration statement under the Securities Act of 1933, as

2

    amended (the "Securities Act") which results in an aggregate price to the public of at least $7,500,000 or (B) the date upon which the Corporation obtains the consent of the holders of at least a majority of the then outstanding shares of Series G Preferred Stock.

          (b)    Mechanics of Conversion.    Before any holder of Series G Preferred Stock shall be entitled to convert the same into shares of Common Stock, he, she or it shall surrender the certificate or certificates therefor, duly endorsed, at the office of this Corporation or of any transfer agent for such stock, and shall give written notice by mail, postage prepaid, to this Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. This Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series G Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offer of securities registered pursuant to the Securities Act, the conversion may, at the option of any holder tendering Series G Preferred Stock for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock issuable upon such conversion of the Series G Preferred Stock shall not be deemed to have converted such Series G Preferred Stock until immediately prior to the closing of such sale of securities. In the event of an underwritten offer of securities registered pursuant to the Securities Act, the failure of any holder of the Series G Preferred Stock to surrender certificates evidencing said shares of Series G Preferred Stock shall not in any way affect the conversion of the Series G Preferred Stock to Common Stock.

          (c)    Conversion Adjustments of Series G Preferred Stock.    The Conversion Price of the Series G Preferred Stock shall be subject to appropriate and proportionate adjustments from time to time as follows:

              (i)  In the event the outstanding shares of Common Stock shall be subdivided or combined, by reclassification or otherwise, into a greater or lesser number of shares of Common Stock, the Conversion Price of the Series G Preferred Stock in effect immediately prior to such subdivision or combination shall, concurrently with the effectiveness of such subdivision, combination or consolidation, be proportionately adjusted.

             (ii)  In the event of a distribution or a stock dividend on the then outstanding shares of Common Stock, the Conversion Price of the Series G Preferred Stock in effect immediately prior to the declaration of such distribution shall, concurrently with the effectiveness of such distribution be proportionately adjusted.

            (iii)  In case of, and as a condition to, any capital reorganization of, or any reclassification of the capital stock of this Corporation (other than a subdivision or combination provided for elsewhere in this Section 4) or in the case of, and as a condition to, the consolidation or merger of this Corporation with or into another Corporation (other than a merger which does not result in any reclassification of outstanding shares of Common Stock), each share of outstanding Series G Preferred Stock shall be convertible into the number of shares of stock or other securities or property receivable upon such reorganization, reclassification, consolidation or merger by a holder of the number of shares of Common Stock of this Corporation into which such shares of Series G Preferred Stock was convertible immediately prior to such reorganization, reclassification, consolidation or merger.

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          (d)    No Fractional Shares.    No fractional shares shall be issued upon conversion of the Series G Preferred Stock and the number of shares of Common Stock to be issued shall be rounded down to the nearest whole share.

          (e)    Notices of Record Date.    In the event of any taking by this Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, or to receive any other rights, this Corporation shall mail to each holder of Series G Preferred Stock at least 20 calendar days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

          (f)    Reservation of Stock Issuable Upon Conversion.    This Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of the Series G Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series G Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series G Preferred Stock in addition to such other remedies as shall be available to the holder of such Preferred Stock, this Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

          (g)    Notices.    Any notice required by the provisions of this Section 4 to be given to the holders of shares of Series G Preferred Stock shall be deemed given when deposited in the United States mail, postage prepaid, and addressed to each holder of record at his/her address appearing on the books of this Corporation.

        5.    Voting Rights.    The holder of each share of Series G Preferred Stock shall have the right to one vote for each share of Common Stock into which such Preferred Stock could then be converted (with any fractional share determined on an aggregate conversion basis being rounded to the nearest whole share), and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provisions hereof, to notice of any stockholders' meeting in accordance with the by-laws of this Corporation, and shall be entitled to vote, together as a single class with holders of Common Stock and holders of other series of Preferred Stock, with respect to any question upon which holders of Common Stock have the right to vote.

        6.    Redemption.    The shares of Series G Preferred Stock are not redeemable.

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        IN WITNESS WHEREOF, I have executed and subscribed this Certificate of Designation and do affirm the foregoing as true under the penalties of perjury this 5th day of March, 2003.

/s/ HARRY GRUBER Harry Gruber President and Chief Executive Officer

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CERTIFICATE OF AMENDMENT TO CERTIFICATE OF INCORPORATION OF VIRTUALDONORS.COM, INC.
CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS OF THE TERMS OF THE SERIES B PREFERRED STOCK
CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS OF THE TERMS OF THE SERIES C PREFERRED STOCK
CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS OF THE TERMS OF THE SERIES D PREFERRED STOCK
CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS OF THE TERMS OF THE SERIES E PREFERRED STOCK
CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS OF THE TERMS OF THE SERIES F PREFERRED STOCK
CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS OF THE TERMS OF THE SERIES G PREFERRED STOCK